UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2019

NOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-823-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The description of the employment agreement between NOW Inc. (the “Company”) and Richard Alario is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 1, 2019, the Board of Directors (the “Board”) of the Company appointed Richard Alario, a member of the Board, to serve as the Company’s interim Chief Executive Officer. On November 20, 2019, the Company entered into an employment agreement effective as of November 1, 2019 with Mr. Alario in connection with his service as interim Chief Executive Officer. Under the agreement, he is entitled to receive an annual base salary of $850,000 and also receives a housing allowance of $4,000 per month due to the fact that Mr. Alario’s permanent residence is not in Houston, Texas. Mr. Alario is not eligible for the Company’s annual bonus plan, but may receive incentive awards in the discretion of the Board, such as the award of 208,877 shares of phantom stock which were awarded to Mr. Alario in connection with the execution of the employment agreement. There are no severance payments contemplated under the agreement. Mr. Alario is also subject to various Company policies regarding invention assignment, confidentiality, business ethics, insider trading and related matters.

The foregoing description of Mr. Alario’s employment agreement is qualified in its entirety by reference to the full text of the employment agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Employment Agreement between the Company and Richard Alario.*

10.2	Phantom Share Agreement between the Company and Richard Alario. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2019	NOW INC.

/s/ Raymond W. Chang
Raymond W. Chang Vice President & General Counsel